                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the use in this Amendment No. 3 to Registration Statement of Ultrafem, Inc. on Form S-1 (File No. 333-11995) of our report dated August 12, 1996 (August 27, 1996 as to Note 7), appearing in the Prospectus, which is part of this Registration Statement.


    We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP


New York, New York
November 13, 1996